INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 4 - INCOME TAXES

The effective tax rate varies from the maximum federal statutory rate as a result of the following items for the twelve months ended December 31, 2012 and 2013:

	December 31, 2012	December 31, 2013

Tax benefit computed at the maximum federal statutory rate	(34.0)%	(34.0)%

State tax rate, net of federal tax benefit	(4.5)	(4.5)

Increase in valuation allowance	38.5	38.5

Effective income tax rate	0.0%	0.0%

Deferred income tax assets and the related valuation allowances result principally from the potential tax benefits of net operating loss carryforwards.

The Company has recorded a valuation allowance to reflect the uncertainty of the ultimate utilization of the deferred tax assets as follows:

	December 31, 2012	December 31, 2013

Deferred tax assets	$4,409,729	$7,112,381

Less valuation allowance	(4,409,729)	(7,112,381)

Net deferred tax assets	$—	$—

For financial statement purposes, no tax benefit has been reported as the Company has had significant losses in recent years and realization of the tax benefits is uncertain. Accordingly, a valuation allowance has been established in the full amount of the deferred tax asset.

At December 31, 2013, the Company had net operating loss carryforwards of approximately $18,473,717 which will be available to offset future taxable income. These net operating loss carryforwards expire at various times through 2033. The utilization of the net operating loss carryforwards is dependent upon the Company's ability to generate sufficient taxable income during the carryforward period.